UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

FGL HOLDINGS

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37779	98-1354810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4th Floor

Boundary Hall, Cricket Square

Grand Cayman, Cayman Islands

KY1-1102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 1 (345) 947-5614

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $.0001 per share	FG	New York Stock Exchange
Warrants to purchase ordinary shares	FG WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On Tuesday, May 19, 2020, Christopher O. Blunt, President and Chief Executive Officer of FGL Holdings (“F&G”), John Fleurant, Chief Financial Officer of F&G, and Rajesh Krishnan, Chief Investment Officer of F&G, participated in a conference call with investment analysts. As part of the conference call, Mr. Blunt, Mr. Fleurant and Mr. Krishnan provided a presentation to participants. A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K. The attached Exhibit 99.1 is furnished pursuant to Item 7.01 of Form 8-K.

The information in this Item 7.01, Item 9.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by F&G under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Investment analyst presentation held on May 19, 2020

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This Current Report includes forward-looking statements. Some of the forward-looking statements can be identified by the use of terms such as “believes”, “expects”, “may”, “will”, “should”, “could”, “seeks”, “intends”, “plans”, “estimates”, “anticipates” or other comparable terms. However, not all forward-looking statements contain these identifying words. These forward-looking statements include all matters that are not related to present facts or current conditions or that are not historical facts. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which are beyond F&G’s control.

Factors that could cause actual results to differ from those reflected in forward-looking statements include: general economic conditions and other factors, including prevailing interest and unemployment rate levels and stock and credit market performance; concentration in certain states for distribution of F&G’s products; the impact of interest rate fluctuations; equity market volatility; credit market volatility or disruption; the impact of credit risk of F&G’s counterparties; volatility or decline in the market price of F&G’s ordinary shares could impair F&G’s ability to raise necessary capital; changes in F&G’s assumptions and estimates regarding the amortization of F&G’s deferred acquisition costs, deferred sales inducements and value of business acquired balances; changes in F&G’s methodologies, estimates and assumptions regarding F&G’s valuation of investments and the determinations of the amounts of allowances and impairments; changes in F&G’s valuation allowance against F&G’s deferred tax assets, and restrictions on F&G’s ability to fully utilize such assets; the accuracy of management’s insurance contract reserving assumptions; regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) underwriting of insurance products and regulation of the sale, underwriting and pricing of products and minimum capitalization and statutory reserve requirements for insurance companies, or the ability of F&G’s insurance subsidiaries to make cash distributions to F&G (including dividends or payments on surplus notes those subsidiaries issue to us); the ability to maintain or obtain approval of Iowa Insurance Division (“IID”) and other regulatory authorities as required for F&G’s operations and those of F&G’s insurance subsidiaries; the impact of the “fiduciary” rule proposals on the Company, its products, distribution and business model; changes in the federal income tax laws and regulations which may affect the relative income tax advantages of F&G’s products; changes in tax laws which affect F&G and/or F&G’s shareholders; potential adverse tax consequences if F&G is treated as a passive foreign investment company; the impact on F&G’s business of new accounting rules or changes to existing accounting rules; F&G’s potential need and F&G’s insurance subsidiaries’ potential need for additional capital to maintain F&G’s and their financial strength and credit ratings and meet other requirements and obligations; F&G’s ability to successfully acquire new companies or businesses and integrate such acquisitions into F&G’s existing framework; the impact of potential litigation, including class action litigation; F&G’s ability to protect its intellectual property; F&G’s ability to maintain effective internal controls over financial reporting; the impact of restrictions in the Company’s debt instruments on its ability to operate its business, finance its capital needs or pursue or expand its business strategies; F&G’s ability and its insurance subsidiaries’ ability to maintain or improve financial strength ratings; the performance of third parties including third party administrators, independent distributors, underwriters, actuarial consultants and other outsourcing relationships; the loss of key personnel; interruption or other operational failures in telecommunication, information technology and other operational systems, or a failure to maintain the security, integrity, confidentiality or privacy of sensitive data residing on such systems; F&G’s exposure to unidentified or unanticipated risk not adequately addressed by F&G’s risk management policies and procedures; the impact on F&G’s business of natural and man-made catastrophes, pandemics, and malicious and terrorist acts; specifically the pandemic caused by the spread of COVID-19, which could have an adverse impact on F&G’s financial condition and results of operations and other aspects of F&G’s business; F&G’s ability to compete in a highly competitive industry; F&G’s ability to attract and retain independent marketing organizations (IMOs) and independent agents; F&G’s subsidiaries’ ability to pay dividends; the occurrence of any event, change or other circumstances that could give rise to the termination of F&G’s merger agreement with Fidelity National Financial, Inc. (“FNF”); the outcome of any legal proceedings that may be instituted against F&G or FNF following the announcement of the merger agreement and the transaction contemplated therein; the inability to complete the transactions contemplated by the merger agreement, including due to failure to obtain approval of F&G’s shareholders or other conditions to closing in the merger agreement; delays in obtaining or the inability to obtain necessary regulatory approvals (including approval from insurance regulators) required to complete the transaction contemplated by the merger agreement; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or could otherwise cause the transaction contemplated by the merger agreement to fail to close; the risk that the transactions contemplated by the merger agreement disrupt F&G’s or FNF’s current plans and operations as a result of the announcement thereof; the ability to recognize the anticipated benefits of the transactions contemplated by the merger agreement, which may be affected by, among other things, competition, the ability of F&G’s and FNF’s management to grow and manage their respective business profitability and to retain their key employees; costs related to the transactions contemplated by the merger agreement; changes in applicable laws or regulations; the risk that the transactions contemplated by the merger agreement will not qualify for their intended tax treatment; adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S. or other foreign laws, rules or regulations, including tax laws, rules and regulations, that could delay or prevent completion of the transactions contemplated by the merger agreement, cause the terms of such transactions to be modified or changed the anticipated tax consequences of such transactions; the possibility that F&G or FNF may be adversely affected by other economic, business, and/or competitive factors, as well as the impact on the business, operations, results of operations and trading prices of F&G’s and FNF’s shares arising out of the COVID-19 outbreak; and other risks and uncertainties identified in F&G’s and FNF’s filings with the SEC, which can be found at the U.S. Securities & Exchange Commission’s website, www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2020	FGL HOLDINGS

	By:	/s/ Eric L. Marhoun
	Name:	Eric L. Marhoun
	Title:	General Counsel and Secretary